UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1933

Date of Report (Date of earliest event reported): June 27, 2018

OWENS REALTY MORTGAGE, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54957	46-0778087
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2221 Olympic Boulevard
Walnut Creek, California	94595
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 935-3840

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 27, 2018, upon the recommendation of the Nominating and Corporate Governance Committee, the board of directors (the “Board”) of Owens Realty Mortgage, Inc. (the “Company”)  increased the authorized number of directors of the Company from five to six and appointed Ms. Ann Marie Mehlum as an independent Class I director to fill the vacancy created by such increase. The initial term of Ms. Mehlum, as a Class I director, will expire at the annual meeting of stockholders of the Company to be held in 2020 and upon election and qualification of her successor. Concurrently with her appointment as a director, Ms. Mehlum was also appointed as a member of the Company’s Audit, Compensation, and Nominating and Corporate Governance Committees.

Ms. Mehlum, 65, currently serves as a director of Summit Bank, an independent community bank of which she served as the CEO from its inception in 2003 until 2013. She also serves as a director of SmartBiz Loans, a bank enabling online loan and technology platform and of Beau Delicious International, LLC, a franchisor for Café Yumm fast casual restaurants since 2017. Ms. Mehlum served as Associate Administrator for Capital Access in the U.S. Small Business Administration, from 2013 to 2016. From 1984 to 2003, Ms. Mehlum served as a Senior Vice President and Chief Credit Administrator of Siuslaw Bank, a charted community bank that has since been acquired by Banner Bank. In addition to her corporate experience, Ms. Mehlum has served on federal and state advisory boards, including as a Federal Representative Advisory Board Member of the US Department of Treasury’s Community Development Financial Institutions Fund, Advisory Council Member of the FDIC Community Bank and Board Member of the Oregon Growth Fund. Ms. Mehlum earned a master of business administration from the University of California, Berkeley in 1981 and a bachelor’s degree in economics and Norwegian from Pacific Lutheran University in 1975, and held a Series 7 FINRA General Securities License.

With this appointment, the Board took an important step in achieving its goal of increasing Board diversity. Furthermore, as a result of this appointment four of the Company’s six directors are independent, as the Board has determined that Ms. Mehlum qualifies as an independent director under applicable Securities and Exchange Commission and NYSE American rules. As an independent director, Ms. Mehlum will receive the standard compensation for non-employee directors which consists of a cash retainer of fifty thousand dollars ($50,000) per calendar year, payable in quarterly installments in advance on the first day of each calendar quarter commencing July 1, 2018.

There is no arrangement or understanding between Ms. Mehlum and any other persons pursuant to which she was selected as a director. Ms. Mehlum has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. The Company will enter into its standard director indemnification agreement with Ms. Mehlum, whereby the Company will agree to indemnify, defend and hold Ms. Mehlum harmless from and against losses and expenses incurred as a result of her board service, subject to the terms and conditions provided in the agreement.

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 Item 7.01. Regulation FD Disclosure

On June 27, 2018, the Company issued a press release announcing the increase in the size of the Board and the appointment of Ms. Mehlum to the Board. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in this Item 7.01 by reference.

The information in this Item 7.01, including Exhibit 99.1 incorporated by reference herein, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing made by the Company pursuant to the Securities Act of 1933, as amended, or the Exchange Act, other than to the extent that such filing incorporates any or all of such information by express reference thereto.

Forward-Looking Statements

This Current Report (including information included or incorporated by reference herein) may contain “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995 and other federal securities laws. Forward-looking statements about the Company’s business, financial condition and prospects, and anticipated events, including the items discussed in this Current Report, are based on current information, estimates, and projections; they are subject to risks and uncertainties, as well as known and unknown risks, which could cause actual results to materially differ from the forward-looking statements made in this Current Report and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake and expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law. Additional information concerning these and other risk factors is contained in the Company’s most recent filings with the Securities and Exchange Commission including those appearing under the heading “Item 1A. Risk Factors” in the Company’s most recent Annual Report on Form 10-K and each subsequent Quarterly Report on Form 10-Q. All subsequent written and oral forward-looking statements concerning the Company or matters attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

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Important Additional Information

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s stockholders in connection with matters to be considered at the Company’s 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”). The Company has filed a definitive proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies from the Company’s stockholders. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the identities of the Company’s directors and executive officers, and their direct or indirect interests, by security holdings or otherwise, are set forth in the proxy statement and other materials filed with the SEC in connection with the 2018 Annual Meeting. Stockholders can obtain the proxy statement, any amendments or supplements to the proxy statement, and any other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. These documents are also available at no charge in the “SEC Filings & Reports” section of the Company’s website at www.owensmortgage.com.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Owens Realty Mortgage, Inc., issued on June 27, 2018, announcing the appointment of Ann Marie Mehlum to the Board of Directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS REALTY MORTGAGE, INC., a Maryland corporation

Date: June 27, 2018	By:	/s/ Bryan H. Draper
	Name:	Bryan H. Draper
	Title:	President and Chief Executive Officer

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